Provisions for other liabilities and charges	12 Months Ended
Dec. 31, 2018
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Provisions for other liabilities and charges

23. Provisions for other liabilities and charges

All figures in £ millions	Deferred consideration	Property	Disposals and closures	Legal and other	Total
At 1 January 2018	45	3	11	21	80
Exchange differences	2	—	—	—	2
Charged to income statement	—	103	—	3	106
Released to income statement	—	(2)	—	(5)	(7)
Utilised	(5)	(2)	(5)	(3)	(15)
Disposal through business disposal	—	—	(1)	—	(1)

At 31 December 2018	42	102	5	16	165

Analysis of provisions:

	2018
All figures in £ millions	Deferred consideration	Property	Disposals and closures	Legal and other	Total
Current	6	2	5	7	20
Non-current	36	100	—	9	145

	42	102	5	16	165

	2017
Current	5	1	11	8	25
Non-current	40	2	—	13	55

	45	3	11	21	80

Deferred consideration primarily relates to the formation of a venture in North America in 2011. The provision will be utilised over a number of years as payments are based on a royalty rate. The provision above represents management’s best estimate of the liability, however, the maximum that could be payable is £84m. Property provisions predominantly relate to restructuring and onerous leases. The main provisions relate to the consolidation of London properties and are expected to be utilised from 2020. Uncertainties around property provisions relate to prevailing market conditions including potential sublet income, lease terms including rent free periods, void periods, lease incentives and running costs. Disposals and closures include liabilities related to recent disposals and are expected to be utilised in 2019. Legal and other includes legal claims, contract disputes and potential contract losses with the provisions utilised as the cases are settled. Also included in legal and other are other restructuring provisions that are generally utilised within one year.